COUSINS PROPERTIES INCORPORATED
QUARTERLY INFORMATION PACKAGE
For the Quarter Ended March 31, 2014

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release

CONTACT:

Gregg D. Adzema	Marli Quesinberry
Executive Vice President and	Director, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1898
greggadzema@cousinsproperties.com	marliquesinberry@cousinsproperties.com

COUSINS PROPERTIES REPORTS
FIRST QUARTER 2014 RESULTS

Highlights

•	Funds From Operations for the first quarter was $0.19 per share, up from $0.11 in the prior year.

•	Cash basis same property net operating income for the first quarter was up 10.2% over the prior year.

ATLANTA (May 7, 2014) - Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended March 31, 2014.

“The strong results in the quarter reflect the health of our markets, the quality of our assets,  and the intense focus of our team in providing exceptional value to our customers every day,” said Larry Gellerstedt, President and Chief Executive Officer of Cousins. “The 454,000 square feet of leasing was highlighted by the 110,000 square feet of new activity at Colorado Tower in Austin.”

Portfolio Activity

•	Leased or renewed 454,000 square feet of office and retail space during the first quarter.

•	Average second generation net effective rent per square foot for office properties for the first quarter was up 12.7% over the prior year.

Transaction Activity

•	Sold the 600 University Park office building for $19.7 million, generating a gain of $6.4 million.

•	Issued 8.7 million shares of common stock for net proceeds of $98.6 million.

•	Increased the common stock dividend from $0.045 to $0.075 per share.

•	Subsequent to quarter end, redeemed all outstanding shares of the Company’s Series B Cumulative Redeemable Preferred Stock for $94.8 million, excluding accrued dividends.

Financial Results
FFO was $36.2 million, or $0.19 per share, for the first quarter of 2014, compared with $11.5 million, or $0.11 per share, for the first quarter of 2013.

Net income available to common stockholders was $5.2 million, or $0.03 per share, for the first quarter of 2014, compared with net income available of $53.2 million, or $0.51 per share, for the first quarter of 2013. The three months ended March 31, 2013 included gains on the sale of 50% of the Company's interest in Terminus 100 and the acquisition, achieved in stages, of Terminus 200.

Investor Conference Call and Webcast
The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, May 8, 2014, to discuss the results of the quarter ended March 31, 2014. The number to call for this interactive teleconference is (212) 231-2924.

A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21713241. The replay can be accessed on the Company's website, www.cousinsproperties.com, through the “Q1 2014 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.

Cousins Properties Incorporated is a leading fully-integrated real estate investment trust (REIT) with extensive experience in development, acquisition, financing, management, and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use developments in Sunbelt markets.

The Consolidated Statements of Operations, Consolidated Balance Sheets, a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles same property net operating income to rental property revenues and rental property expenses, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations - Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1898.

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2014	2013
Revenues:
Rental property revenues	$77,484	$33,125
Fee income	2,338	3,579
Other	1,901	1,558
	81,723	38,262
Costs and expenses:
Rental property operating expenses	34,857	15,208
Reimbursed expenses	932	1,910
General and administrative expenses	5,611	6,070
Interest expense	7,167	4,935
Depreciation and amortization	34,140	11,246
Separation expenses	84	—
Acquisition and related costs	22	235
Other	494	1,455
	83,307	41,059
Loss from continuing operations before taxes, unconsolidated joint ventures, and sale of investment properties	(1,584)	(2,797)
Benefit (provision) for income taxes from operations	12	(1)
Income from unconsolidated joint ventures	1,286	1,652
Loss from continuing operations before gain on sale of investment properties	(286)	(1,146)
Gain on sale of investment properties	161	57,154
Income (loss) from continuing operations	(125)	56,008
Income from discontinued operations:
Income from discontinued operations	892	778
Gain on sale of investment properties	6,365	118
	7,257	896
Net income	7,132	56,904
Net income attributable to noncontrolling interests	(155)	(507)
Net income attributable to controlling interests	6,977	56,397
Dividends to preferred stockholders	(1,777)	(3,227)
Net income available to common stockholders	$5,200	$53,170
Per common share information — basic and diluted:
Income (loss) from continuing operations attributable to controlling interest	$(0.01)	$0.50
Income from discontinued operations	0.04	0.01
Net income available to common stockholders	$0.03	$0.51
Weighted average shares — basic	191,739	104,119
Weighted average shares — diluted	191,952	104,252
Dividends declared per common share	$0.075	$0.045

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended March 31,
	2014	2013
Net Income Available to Common Stockholders	$5,200	$53,170
Depreciation and amortization of real estate assets:
Consolidated properties	33,955	11,063
Discontinued properties	—	1,053
Share of unconsolidated joint ventures	2,998	3,204
(Gain) loss on sale of depreciated properties:
Consolidated properties	—	(56,911)
Discontinued properties	(6,358)	(118)
Share of unconsolidated joint ventures	387	—
Funds From Operations Available to Common Stockholders	$36,182	$11,461
Per Common Share — Basic and Diluted:
Net Income Available	$0.03	$0.51
Funds From Operations	$0.19	$0.11
Weighted Average Shares — Basic	191,739	104,119
Weighted Average Shares — Diluted	191,952	104,252

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
Net effective rent represents base rent less operating expense reimbursements and leasing costs. Second generation leases exclude leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	March 31, 2014	December 31, 2013
	(unaudited)
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $258,752 and $235,707 in 2014 and 2013, respectively	$1,822,086	$1,828,437
Projects under development	34,816	21,681
Land	34,727	35,053
	1,891,629	1,885,171
Operating properties and related assets held for sale, net of accumulated depreciation of $12,001 and $21,444 in 2014 and 2013, respectively	11,463	24,554
Cash and cash equivalents	29,080	975
Restricted cash	3,478	2,810
Notes and accounts receivable, net of allowance for doubtful accounts of $1,897 and $1,827 in 2014 and 2013, respectively	11,456	11,778
Deferred rents receivable	46,963	39,969
Investment in unconsolidated joint ventures	107,106	107,082
Intangible assets, net of accumulated amortization of $49,112 and $37,544 in 2014 and 2013, respectively	159,200	170,973
Other assets	33,636	29,894
Total assets	$2,294,011	$2,273,206
Liabilities:
Notes payable	$587,442	$630,094
Accounts payable and accrued expenses	55,493	76,668
Deferred income	24,781	25,754
Intangible liabilities, net of accumulated amortization of $9,344 and $6,323 in 2014 and 2013, respectively	63,455	66,476
Other liabilities	14,682	15,242
Total liabilities	745,853	814,234
Commitments and contingencies	—	—
Equity:
Stockholders' investment:
Preferred stock, 7.50% Series B cumulative redeemable preferred stock, $1 par value, $25 liquidation preference, 20,000,000 shares authorized, 3,791,000 shares issued and outstanding in 2014 and 2013	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 201,992,661 and 193,236,454 shares issued in 2014 and 2013, respectively	201,993	193,236
Additional paid-in capital	1,510,409	1,420,951
Treasury stock at cost, 3,570,082 shares in 2014 and 2013	(86,840)	(86,840)
Distributions in excess of cumulative net income	(173,752)	(164,721)
	1,546,585	1,457,401
Nonredeemable noncontrolling interests	1,573	1,571
Total equity	1,548,158	1,458,972
Total liabilities and equity	$2,294,011	$2,273,206

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY INFORMATION
(Unaudited, in thousands)

	Three Months Ended March 31,
	2014	2013
Net Operating Income - Consolidated Properties
Rental property revenues	$77,484	$33,125
Rental property expenses	(34,857)	(15,208)
	42,627	17,917
Net Operating Income - Discontinued Operations
Rental property revenues	1,356	3,000
Rental property expenses	(464)	(1,194)
	892	1,806
Net Operating Income - Unconsolidated Joint Ventures	6,499	6,447
Total Net Operating Income	$50,018	$26,170

Net Operating Income
Same Property	$15,247	$14,917
Non-Same Property	34,771	11,253
	$50,018	$26,170

Non-Cash Items
Straight-line rent	$7,648	$2,611
Other	1,583	(108)
	9,231	2,503
Cash Basis Property Net Operating Income
Same Property	14,650	13,300
Non-Same Property	26,137	10,367
	$40,787	$23,667

This schedule shows Same Property Net Operating Income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. Same Property Net Operating Income includes those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that has achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cash Basis Same Property Net Operating Income represents Net Operating Income excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
Property Statistics
Number of Operating Properties	30	31	33	24	23	23	22
Rentable Square Feet (in thousands)	11,827	13,111	13,546	15,768	15,723	15,723	15,600

Leverage Ratios (1)
Debt/Total Market Capitalization	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%	25.6%
Debt/Total Undepreciated Assets	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%	28.0%
Debt + Preferred/Total Market Capitalization	46.8%	41.2%	37.0%	33.2%	32.8%	32.8%	28.5%
Debt + Preferred/Total Undepreciated Assets	45.4%	44.2%	38.1%	34.1%	33.3%	33.3%	31.3%

Coverage Ratios (1)
Interest Coverage	3.53	3.28	4.13	3.98	4.92	4.15	5.23
Fixed Charges Coverage	2.03	1.86	2.36	2.73	3.51	2.64	3.56
Debt/Annualized EBITDA	6.00	7.01	5.73	7.59	4.72	4.72	4.31

Dividend Ratios (1)
FFO Payout Ratio	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%	39.3%
FFO Before Certain Charges Payout Ratio	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%	39.2%
FAD Payout Ratio	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%	61.1%
FAD Before Certain Charges Payout Ratio	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%	60.9%

Operations Ratios (1)
General and Administrative Expenses/Revenues (2)	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%	6.8%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%	0.8%

(1) See calculations and reconciliations of Non-GAAP financial measures.
(2) Includes discontinued operations.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUMMARY (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
Net Operating Income
Office	80,907	21,837	23,894	30,308	46,464	122,503	47,598
Retail	29,429	4,290	4,302	3,663	1,023	13,278	1,303
Other	121	43	376	861	1,019	2,299	1,117
Total Net Operating Income	110,457	26,170	28,572	34,832	48,506	138,080	50,018
Sales Less Cost of Sales
Land	4,915	243	276	725	29	1,273	160
Other	309	168	(8)	(6)	37	191	—
Total Sales Less Cost of Sales	5,224	411	268	719	66	1,464	160
Fee Income	17,797	3,580	2,931	2,420	1,959	10,890	2,339
Third Party Management and Leasing Revenues	16,365	74	2	—	—	76	—
Other Income	5,153	282	2,064	303	879	3,528	1,908
Total Fee and Other Income	39,315	3,936	4,997	2,723	2,838	14,494	4,247
Gain on Sale of Third Party Management and Leasing Business	7,459	—	—	4,531	45	4,576	7
Third Party Management and Leasing Expenses	(13,675)	(53)	(27)	(14)	(3)	(97)	—
Reimbursed Expenses	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)	(932)
Separation Expenses	(1,985)	—	—	(520)	—	(520)	(84)
General and Administrative Expenses	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)	(5,611)
Loss on Debt Extinguishment	(94)	—	—	—	—	—	—
Interest Expense	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)	(9,012)
Impairment Loss	(488)	—	—	—	—	—	—
Other Expenses	(7,209)	(946)	(1,071)	(8,092)	(498)	(10,607)	(650)
Income Tax Benefit (Provision)	(90)	(1)	(1)	(1)	26	23	12
Depreciation and Amortization of Non-Real Estate Assets	(1,090)	(205)	(213)	(219)	(150)	(787)	(196)
Preferred Stock Dividends and Original Issuance Costs	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)	(1,777)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182
Weighted Average Shares - Basic	104,117	104,119	118,661	163,426	189,665	144,255	191,739
Weighted Average Shares - Diluted	104,125	104,252	118,845	163,603	189,853	144,420	191,952
FFO per Share - Basic and Diluted	0.64	0.11	0.12	0.11	0.18	0.53	0.19

(1) Amounts may differ slightly from other schedules herein due to rounding.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
GREENWAY PLAZA	—	—	—	5,103	19,503	24,606	18,202
POST OAK CENTRAL	—	2,459	4,328	4,498	4,308	15,593	5,564
191 PEACHTREE TOWER	15,222	4,064	4,021	3,982	3,973	16,040	4,198
THE AMERICAN CANCER SOCIETY CENTER	11,029	2,881	2,932	2,911	2,815	11,539	2,992
PROMENADE	8,748	2,485	2,235	2,453	2,395	9,568	2,772
777 MAIN	—	—	—	699	2,355	3,054	2,560
NORTH POINT CENTER EAST	5,186	1,373	1,452	1,508	1,576	5,909	1,606
816 CONGRESS AVENUE	—	—	1,098	1,498	1,433	4,029	1,536
2100 ROSS AVENUE	1,511	1,101	1,305	965	1,249	4,620	1,474
MERIDIAN MARK PLAZA	4,033	1,037	1,011	1,056	1,007	4,111	908
THE POINTS AT WATERVIEW	2,065	505	464	449	458	1,876	415
TERMINUS 100 (2)	15,809	1,627	(1)	58	11	1,695	4
OTHER	(46)	(7)	(4)	(5)	—	(16)	(6)
SUBTOTAL - OFFICE CONSOLIDATED	63,557	17,525	18,841	25,175	41,083	102,624	42,225

UNCONSOLIDATED PROPERTIES:
TERMINUS 100 (2)	—	1,208	1,821	1,938	1,925	6,892	1,973
TERMINUS 200 (3)	1,545	898	1,144	1,093	1,143	4,278	1,235
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,758	981	956	968	969	3,874	998
GATEWAY VILLAGE (4)	1,208	302	302	302	302	1,208	302
OTHER (5)	6,244	(16)	(17)	(16)	(12)	(61)	(15)
SUBTOTAL - OFFICE UNCONSOLIDATED	12,755	3,373	4,206	4,285	4,327	16,191	4,493

DISCONTINUED OPERATIONS (6)	4,595	939	847	848	1,054	3,688	880

TOTAL - OFFICE NET OPERATING INCOME	80,907	21,837	23,894	30,308	46,464	122,503	47,598

RETAIL:
CONSOLIDATED PROPERTIES:
MAHAN VILLAGE	314	390	389	363	454	1,596	402
OTHER	6	(2)	1	1	(303)	(303)	—
SUBTOTAL - RETAIL CONSOLIDATED	320	388	390	364	151	1,293	402

UNCONSOLIDATED PROPERTIES:
CW INVESTMENTS (7)	2,398	580	578	579	568	2,305	567
EMORY POINT	10	274	344	303	290	1,211	321
OTHER (8)	8,311	2,177	2,078	1,510	(9)	5,756	—
SUBTOTAL - RETAIL UNCONSOLIDATED	10,719	3,031	3,000	2,392	849	9,272	888

DISCONTINUED OPERATIONS (9)	18,390	871	912	907	23	2,713	13

TOTAL - RETAIL NET OPERATING INCOME	29,429	4,290	4,302	3,663	1,023	13,278	1,303

OTHER:
UNCONSOLIDATED PROPERTIES:
EMORY POINT RESIDENTIAL	122	43	376	861	1,020	2,300	1,118
SUBTOTAL - OTHER UNCONSOLIDATED	122	43	376	861	1,020	2,300	1,118

DISCONTINUED OPERATIONS OTHER (10)	(1)	—	—	—	(1)	(1)	(1)

TOTAL - OTHER NET OPERATING INCOME	121	43	376	861	1,019	2,299	1,117

TOTAL NET OPERATING INCOME	110,457	26,170	28,572	34,832	48,506	138,080	50,018

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
SALES LESS COST OF SALES
LAND SALES LESS COST OF SALES - CONSOLIDATED	4,915	243	276	610	29	1,158	160
LAND SALES LESS COST OF SALES - UNCONSOLIDATED	—	—	—	115	—	115	—
SUBTOTAL - LAND SALES LESS COST OF SALES	4,915	243	276	725	29	1,273	160

OTHER - CONSOLIDATED	281	158	—	—	37	195	—
OTHER - UNCONSOLIDATED	28	10	(8)	(6)	—	(4)	—
SUBTOTAL - OTHER SALES LESS COST OF SALES	309	168	(8)	(6)	37	191	—

TOTAL SALES LESS COST OF SALES	5,224	411	268	719	66	1,464	160

FEE INCOME
DEVELOPMENT FEES	9,059	1,335	585	594	588	3,102	937
MANAGEMENT FEES (11)	8,164	2,030	2,146	1,793	1,254	7,223	1,315
LEASING & OTHER FEES	574	215	200	33	117	565	87
TOTAL - FEE INCOME	17,797	3,580	2,931	2,420	1,959	10,890	2,339

THIRD PARTY MANAGEMENT AND LEASING REVENUES	16,365	74	2	—	—	76	—

OTHER INCOME
TERMINATION FEES	128	19	1,965	155	813	2,952	1,843
TERMINATION FEES - DISCONTINUED OPERATIONS	3,512	—	—	—	—	—	—
INTEREST AND OTHER INCOME	1,513	259	100	136	66	561	64
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	—	4	(1)	12	—	15	1
TOTAL INTEREST INCOME & OTHER	5,153	282	2,064	303	879	3,528	1,908

TOTAL FEE AND OTHER INCOME	39,315	3,936	4,997	2,723	2,838	14,494	4,247

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	7,459	—	—	4,531	45	4,576	7

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(13,675)	(53)	(27)	(14)	(3)	(97)	—

REIMBURSED EXPENSES	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)	(932)

SEPARATION EXPENSES	(1,985)	—	—	(520)	—	(520)	(84)

GENERAL AND ADMINISTRATIVE EXPENSES	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)	(5,611)

LOSS ON DEBT EXTINGUISHMENT	(94)	—	—	—	—	—	—

INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,932)	(2,183)	(2,200)	(2,219)	(2,211)	(8,813)	(2,158)
POST OAK CENTRAL	—	—	—	(565)	(2,053)	(2,618)	(2,044)
PROMENADE	—	—	—	(338)	(1,230)	(1,568)	(1,223)
191 PEACHTREE TOWER	(2,701)	(890)	(871)	(861)	(861)	(3,483)	(861)
UNSECURED CREDIT FACILITY	(3,712)	(546)	(522)	(608)	(584)	(2,260)	(575)
MERIDIAN MARK PLAZA	(1,609)	(399)	(397)	(396)	(395)	(1,587)	(393)
THE POINTS AT WATERVIEW	(931)	(228)	(227)	(225)	(223)	(903)	(221)
MAHAN VILLAGE	(122)	(65)	(81)	(56)	(68)	(270)	(65)
TERMINUS 100 (2)	(7,221)	(725)	—	—	—	(725)	—
OTHER	(341)	—	—	—	—	—	—
CAPITALIZED	1,636	101	57	119	241	518	373
SUBTOTAL - CONSOLIDATED	(23,933)	(4,935)	(4,241)	(5,149)	(7,384)	(21,709)	(7,167)

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
UNCONSOLIDATED DEBT:
TERMINUS 100 (2)	—	(530)	(893)	(887)	(883)	(3,193)	(879)
TERMINUS 200 (3)	(512)	(199)	(390)	(390)	(390)	(1,369)	(390)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,408)	(347)	(341)	(336)	(334)	(1,358)	(334)
EMORY POINT	(59)	(155)	(229)	(244)	(239)	(867)	(242)
OTHER	(2,242)	(479)	(479)	(218)	—	(1,176)	—
SUBTOTAL - UNCONSOLIDATED	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)	(1,845)

TOTAL INTEREST EXPENSE	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)	(9,012)

IMPAIRMENT LOSSES	(488)	—	—	—	—	—	—

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,415)	(507)	(515)	(489)	(160)	(1,671)	(156)
PROPERTY TAXES & OTHER HOLDING COSTS	(1,738)	(274)	(242)	(827)	(227)	(1,570)	(271)
PREDEVELOPMENT & OTHER	(1,623)	(42)	(63)	(104)	(186)	(395)	(229)
ACQUISITION AND RELATED COSTS	(794)	(235)	(333)	(6,859)	(57)	(7,484)	(22)
OTHER - UNCONSOLIDATED	(639)	112	82	187	132	513	28
TOTAL - OTHER EXPENSES	(7,209)	(946)	(1,071)	(8,092)	(498)	(10,607)	(650)

INCOME TAX (PROVISION) BENEFIT	(90)	(1)	(1)	(1)	26	23	12

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,075)	(183)	(189)	(192)	(189)	(753)	(185)
SHARE OF UNCONSOLIDATED JOINT VENTURES	(15)	(22)	(24)	(27)	39	(34)	(11)
TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,090)	(205)	(213)	(219)	(150)	(787)	(196)

PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)	(1,777)

FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182
WEIGHTED AVERAGE SHARES - BASIC	104,117	104,119	118,661	163,426	189,665	144,255	191,739
WEIGHTED AVERAGE SHARES - DILUTED	104,125	104,252	118,845	163,603	189,853	144,420	191,952
FFO PER SHARE - BASIC AND DILUTED	0.64	0.11	0.12	0.11	0.18	0.53	0.19

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The Terminus 100 Consolidated line represents the Company's share for the period prior to the joint venture formation, the Terminus 100 Unconsolidated line represents the Company's share for the period subsequent to the joint venture formation.

(3) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The first quarter 2013 Terminus 200 line includes the Company's share for both the Company's 20% share of the previous MSREF/T200 Joint Venture and the Company’s 50% share subsequent to the joint venture formation.

(4) The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(5) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: Palisades West, Ten Peachtree Place, and Presbyterian Medical Plaza.
(6) Discontinued Office Properties includes the discontinued NOI for the following consolidated Office Properties: Cosmopolitan Center, One Georgia Center, 8995 Westside Parkway, Galleria 75, Inhibitex, Lakeshore Park Plaza, and 600 University Park.

(7) The Company recognizes a 16% return on its investment in CW Investments as NOI from this investment. As of March 31, 2014, its investment in CW Investments was $14.4 million. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, and Highland City Town Center. See Joint Information included herein for further details.

(8) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: North Point MarketCenter, Viera MarketCenter, Greenbrier MarketCenter, Los Altos MarketCenter, The Avenue Murfreesboro, The Avenue East Cobb, The Avenue West Cobb, The Avenue Peachtree City, and The Avenue Viera.

(9) Discontinued Retail Properties includes the discontinued NOI for the following consolidated Retail Properties: Tiffany Springs MarketCenter, The Avenue Forsyth, The Avenue Webb Gin, The Avenue Collierville, and San Jose MarketCenter.

(10) Discontinued Other Properties includes the discontinued NOI for the following consolidated Industrial Properties: King Mill Building 3, Jefferson Mill Building A, and Lakeside Building 20.
(11) Management Fees include reimbursed expenses that are included in the "Reimbursed Expenses" line item.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PORTFOLIO LISTING
OPERATING PROPERTIES
As of and for the Three Months Ended March 31, 2014

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 1Q14	End of Period Leased 4Q13	Weighted Average Occupancy 1Q14 (1)	Weighted Average Occupancy 4Q13 (1)	% of Total Net Operating Income (2)	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	Greenway Plaza (3)	Houston	4,348,000	Consolidated	100%	95.8%	95.4%	94.1%	95.3%	37%	—
	Post Oak Central (3)	Houston	1,280,000	Consolidated	100%	94.3%	94.5%	94.3%	92.5%	11%	187,522
	777 Main	Fort Worth	980,000	Consolidated	100%	73.8%	73.9%	71.9%	85.6%	5%	—
	2100 Ross Avenue	Dallas	844,000	Consolidated	100%	81.9%	79.2%	68.4%	58.2%	3%	—
	816 Congress	Austin	435,000	Consolidated	100%	83.9%	76.6%	77.1%	76.0%	3%	—
	The Points at Waterview	Dallas	203,000	Consolidated	100%	83.1%	89.6%	84.1%	90.0%	1%	15,007
	TEXAS		8,090,000							60%	202,529

	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	87.2%	86.6%	85.8%	86.1%	8%	100,000
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	83.9%	82.4%	83.4%	83.3%	6%	132,287
	Promenade	Atlanta	777,000	Consolidated	100%	91.6%	89.2%	76.5%	70.2%	6%	112,927
	Terminus 100	Atlanta	656,000	Unconsolidated	50%	99.0%	98.3%	96.4%	96.0%	4%	66,689
	North Point Center East (3)	Atlanta	540,000	Consolidated	100%	93.1%	94.4%	91.9%	92.1%	3%	—
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	88.4%	88.4%	88.4%	88.2%	2%	41,000
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	99.0%	99.0%	99.0%	97.6%	2%	25,714
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	98.5%	98.1%	98.0%	98.5%	2%	37,500
	GEORGIA		5,278,000							33%	516,117

	Lakeshore Park Plaza (4)	Birmingham	197,000	Consolidated	100%	99.0%	97.7%	98.1%	98.2%	1%	—
	ALABAMA		197,000							1%	—

	Gateway Village (5)	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	1%	24,145
	NORTH CAROLINA		1,065,000							1%	24,145
	TOTAL OFFICE PROPERTIES		14,630,000							95%	742,791

II.	RETAIL PROPERTIES
	Mt. Juliet Village (5)	Nashville	91,000	Unconsolidated	50.5%	75.3%	75.3%	75.3%	72.3%	1%	3,041
	The Shops of Lee Village (5)	Nashville	74,000	Unconsolidated	50.5%	92.9%	91.0%	89.1%	87.5%	—%	2,744
	Creek Plantation Village (5)	Chattanooga	78,000	Unconsolidated	50.5%	96.4%	96.4%	96.4%	96.4%	—%	2,989
	TENNESSEE		243,000							1%	8,774

	Emory Point (Phase I)	Atlanta	80,000	Unconsolidated	75%	89.9%	86.7%	82.7%	81.9%	1%	7,160
	GEORGIA		80,000							1%	7,160

	Mahan Village (6)	Tallahassee	147,000	Consolidated	100%	90.5%	90.5%	90.5%	90.5%	1%	13,985
	Highland City Town Center (5)	Lakeland	96,000	Unconsolidated	50.5%	82.9%	82.9%	82.9%	82.9%	—%	5,149
	FLORIDA		243,000							1%	19,134
	TOTAL RETAIL PROPERTIES		566,000							3%	35,068

III.	APARTMENTS
	Emory Point (Phase I) (7)	Atlanta	404,000	Unconsolidated	75%	99.3%	96.8%	98.5%	93.6%	2%	36,156
	GEORGIA		404,000							2%	36,156
	TOTAL APARTMENTS		404,000							2%	36,156

	TOTAL PORTFOLIO		15,600,000							100%	814,015

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Net operating income represents rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended March 31, 2014.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	This property was classified as held for sale as of March 31, 2014.
(5)
This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(6)	This property is shown as 100% as it is owned through a consolidated joint venture. See Joint Venture Information included herein for further details.
(7)	This property consists of 443 units.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
LEASING AND OCCUPANCY

	Property Description	End of Period Leased 1Q14	End of Period Leased 4Q13	End of Period Leased 1Q13	Weighted Average Occupancy 1Q14 (2)	Weighted Average Occupancy 4Q13 (2)	Weighted Average Occupancy 1Q13 (2)

	Gateway Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	NORTH CAROLINA	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	The Points at Waterview	83.1%	89.6%	89.6%	84.1%	90.0%	89.6%
	TEXAS	83.1%	89.6%	89.6%	84.1%	90.0%	89.6%

	Lakeshore Park Plaza	99.0%	97.7%	98.1%	98.1%	98.2%	98.1%
	ALABAMA	99.0%	97.7%	98.1%	98.1%	98.2%	98.1%

	Meridian Mark Plaza	99.0%	99.0%	97.6%	99.0%	97.6%	97.6%
	Terminus 100	99.0%	98.3%	96.6%	96.4%	96.0%	95.1%
	Emory University Hospital Midtown Medical Office Tower	98.5%	98.1%	99.1%	98.0%	98.5%	98.4%
	North Point Center East	93.1%	94.4%	91.0%	91.9%	92.1%	90.3%
	Terminus 200	88.4%	88.4%	87.8%	88.4%	88.2%	87.8%
	191 Peachtree Tower	87.2%	86.6%	86.9%	85.8%	86.1%	86.8%
	The American Cancer Society Center	83.9%	82.4%	82.3%	83.4%	83.3%	82.2%
	GEORGIA	89.4%	88.9%	88.2%	88.3%	88.3%	87.9%

	TOTAL PROPERTIES	90.7%	90.5%	90.1%	89.9%	90.2%	89.8%

(1)	Same Properties include those office properties that were operational and stabilized on January 1, 2013, excluding properties subsequently sold.
(2)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
NET OPERATING INCOME
($ in thousands)

	Three Months Ended
	March 31, 2014	March 31, 2013	December 31, 2013	1Q14 vs. 1Q13 % Change	1Q14 vs. 4Q13 % Change
Rental Property Revenues (2)	25,374	25,179	25,475	0.8%	(0.4)%
Rental Property Operating Expenses (2)	10,127	10,262	10,764	(1.3)%	(5.9)%
Same Property Net Operating Income (3)	15,247	14,917	14,711	2.2%	3.6%

Cash Basis Same Property Net Operating Income (4)	14,650	13,300	13,551	10.2%	8.1%

(1) Same Properties include those office properties that were operational and stabilized on January 1, 2013, excluding properties subsequently sold.
(2) Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3) Same Property Net Operating Income represents 30%, 57%, and 30% of total Net Operating Income at March 31, 2014, March 31, 2013, and December 31, 2013, respectively.
(4) Cash Basis Same Property Net Operating Income includes that of the Company and its share of unconsolidated joint ventures. It represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SQUARE FEET EXPIRING
As of March 31, 2014

OFFICE

As of March 31, 2014, the Company's office portfolio included 16 commercial office properties. The weighted average remaining lease term of these office properties was seven years. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023 & Thereafter	Total
Square Feet Expiring	707,405	888,835	1,389,238	1,432,012	1,201,369	720,744	809,699	884,844	806,475	3,234,773	12,075,394
% of Leased Space	6%	7%	11%	12%	10%	6%	7%	7%	7%	27%	100%
Annual Contractual Rent ($000s) (1)	$11,775	$17,862	$26,413	$28,921	$25,216	$16,403	$18,757	$21,257	$16,490	$81,214	$264,308
% of Annual Contractual Rent (1)	4%	7%	10%	11%	10%	6%	7%	8%	6%	31%	100%
Annual Contractual Rent per Square Foot (1)	$16.64	$20.10	$19.01	$20.20	$20.99	$22.76	$23.16	$24.02	$20.45	$25.11	$21.89

RETAIL

As of March 31, 2014, the Company's retail portfolio included 6 retail properties. The weighted average remaining lease term of these retail properties was thirteen years. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023 & Thereafter	Total
Square Feet Expiring (2)	11,482	6,666	6,048	15,561	20,149	7,694	4,546	2,246	15,113	244,725	334,230
% of Leased Space	3%	2%	2%	5%	6%	2%	1%	1%	5%	73%	100%
Annual Contractual Rent ($000s) (1)	$208	$131	$112	$399	$489	$187	$99	$70	$443	$3,453	$5,591
% of Annual Contractual Rent (1)	4%	2%	2%	7%	9%	3%	2%	1%	8%	62%	100%
Annual Contractual Rent per Square Foot (1)	$18.12	$19.64	$18.48	$25.67	$24.25	$24.32	$21.74	$31.35	$29.31	$14.11	$16.73

(1) Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2) Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
OFFICE LEASING STATISTICS (1)
OPERATING PROPERTIES
As of March 31, 2014

	Three Months Ended March 31, 2014
	New	Renewal	Expansion	Total
Gross leased square footage				445,306
Less: Leases less than one year, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(76,092)
Net leased square footage	212,043	107,911	49,260	369,214
Number of transactions	15	21	13	49
Lease term (years) (2)	8.98	5.38	4.96	7.39

Net rent per square foot (2)(3)	$24.91	$16.08	$15.37	$21.05
Total leasing costs per square foot (2)(4)	(8.00)	(2.61)	(4.01)	(5.91)
Net effective rent per square foot (2)	$16.91	$13.47	$11.36	$15.14

Second generation leased square footage (2)(5)				185,306
Increase in second generation net rent per square foot (2)(3)(5)				12.7%
Decrease in cash-basis second generation net rent per square foot (2)(5)(6)				(0.4)%

(1) Excludes all non-office leasing, such as apartment and retail leasing.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.
(6) Represents decrease in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
TOP 20 TENANTS
As of March 31, 2014

	Tenant (1)	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (5)
1.	Occidental Oil & Gas Corp.	6%	12
2.	Apache Corporation	4%	5
3.	Transocean Offshore Deepwater (3)	3%	2
4.	Invesco Management Group, Inc	3%	10
5.	Deloitte & Touche	3%	10
6.	American Cancer Society	2%	8
7.	Smith, Gambrell & Russell, LLP	2%	7
8.	Stewart Information Services	2%	3
9.	CPL Retail Energy, LP	2%	5
10.	ExxonMobil Corporation	2%	1
11.	US South Communications	2%	7
12.	Internap Network Services	1%	6
13.	CB Richard Ellis, Inc.	1%	7
14.	IPR-GDF SUEZ North America	1%	6
15.	Bank of America (4)	1%	3
16.	MedAssets Net Revenue Systems, LLC	1%	1
17.	Northside Hospital	1%	9
18.	FTS International Services, LLC	1%	5
19.	Gulf South Pipeline Company LP	1%	3
20.	Lockton Companies	1%	11
		40%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.

(3)	During the fourth quarter of 2013, tenant signed an agreement to reduce their space during the second quarter of 2014.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.
(5)	Weighted average.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEVELOPMENT PIPELINE (1)
As of March 31, 2014
($ in thousands)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Apartment Units/Square Feet	Estimated Project Cost (2)	Project Cost Incurred to Date (2)	Percent Leased	Percent Occupied	Initial Occupancy		Estimated Stabilization (5)

Colorado Tower	Office	Austin, TX	100%	2Q13	373,000	$126,100	$34,816	51%	—%	4Q14	(3)	4Q15

Emory Point (Phase II)	Mixed	Atlanta, GA	75%	4Q13		$73,300	$18,284

Apartments					307			—%	—%	1Q15	(4)	1Q16
Retail					43,000			7%	—%	2Q15	(4)	3Q15

(1) This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2) Amount represents 100% of the estimated project cost. Colorado Tower is being funded 100% by the Company and Emory Point Phase II is being funded with a combination of equity from the partners and a $46 million construction loan. Emory Point Phase II will initially be funded by equity contributions until the partners have contributed their required equity amounts. All subsequent funding is expected to come from the Emory Point Phase II construction loan. As of March 31, 2014, $1,000 was outstanding on the Emory Point Phase II construction loan.
(3) Represents the quarter within which the Company estimates the first office square feet to be occupied.
(4) Represents the quarter within which the Company estimates the first apartment/retail space to be occupied.
(5) Stabilization represents the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from Initial Occupancy.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
INVENTORY OF LAND
As of March 31, 2014
($ in thousands)

	Metropolitan Area	Company's Ownership Interest	Developable Land Area (Acres)
COMMERCIAL

Wildwood Office Park	Atlanta	50.00%	42
North Point	Atlanta	100.00%	35
The Avenue Forsyth-Adjacent Land	Atlanta	100.00%	11
Wildwood Office Park	Atlanta	100.00%	10
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1
Georgia			99

Round Rock	Austin	100.00%	51
Research Park V	Austin	100.00%	6
Texas			57

Highland City Town Center-Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	55
Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	5
Tennessee			5

TOTAL COMMERCIAL LAND ACRES HELD			216

COMPANY'S SHARE OF TOTAL ACRES HELD			164

COST BASIS OF COMMERCIAL LAND HELD			$49,491

COMPANY'S SHARE OF COST BASIS OF COMMERCIAL LAND HELD			$24,842

RESIDENTIAL (4)

Paulding County	Atlanta	50.00%	5,458
Blalock Lakes	Atlanta	100.00%	2,660
Callaway Gardens (5)	Atlanta	100.00%	218
Georgia			8,336

Padre Island	Corpus Christi	50.00%	15
Texas			15

TOTAL RESIDENTIAL LAND ACRES HELD			8,351

COMPANY'S SHARE OF TOTAL ACRES HELD			5,615

COST BASIS OF RESIDENTIAL LAND HELD			$25,704

COMPANY'S SHARE OF COST BASIS OF RESIDENTIAL LAND HELD			$19,605

GRAND TOTAL COMPANY'S SHARE OF ACRES			5,779

GRAND TOTAL COMPANY'S SHARE OF COST BASIS OF LAND HELD			$44,447

(1) Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2) Land relates to outparcels available for sale or ground lease.
(3) This project is owned through a joint venture with a third party who has contributed equity. See Joint Venture Information included herein for further details.
(4) Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(5) Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEBT OUTSTANDING
As of March 31, 2014
($ in thousands)

					Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest		Rate End of Quarter	Maturity Date	2014	2015	2016	2017	2018	Thereafter	Total	Company's Share Recourse (1)

CONSOLIDATED DEBT

Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility) (3)	100.00%	(2)	1.80%	9/12/14	$13,985	$—	$—	$—	$—	$—	$13,985	$3,496
Credit Facility, Unsecured (LIBOR + 1.50%-2.10%; $350mm facility) (4)	100.00%		1.65%	2/28/16	—	—	—	—	—	—	—	—
Total Floating Rate Debt					13,985	—	—	—	—	—	13,985	3,496

Fixed Rate Debt
The Points at Waterview	100.00%		5.66%	1/1/16	409	573	14,025	—	—	—	15,007	—
The American Cancer Society Center (5)	100.00%		6.45%	9/1/17	1,204	1,741	1,834	127,508	—	—	132,287	—
191 Peachtree Tower	100.00%		3.35%	10/1/18	—	—	1,305	2,013	96,682	—	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/20	306	430	456	484	514	23,524	25,714	—
Post Oak Central	100.00%		4.26%	10/1/20	2,412	3,339	3,485	3,636	3,794	170,856	187,522	—
Promenade	100.00%		4.27%	10/1/22	1,982	2,742	2,862	2,986	3,116	99,239	112,927	—
Total Fixed Rate Debt					6,313	8,825	23,967	136,627	104,106	293,619	573,457	—

TOTAL CONSOLIDATED DEBT					$20,298	$8,825	$23,967	$136,627	$104,106	$293,619	$587,442	$3,496

UNCONSOLIDATED DEBT

Floating Rate Debt
Emory Point (LIBOR + 1.75%, $61.1mm facility) (6)	75.00%		1.90%	10/9/14	43,316	—	—	—	—	—	43,316	4,332
Highland City Town Center (LIBOR + 2.65%)	50.50%	(2)	2.80%	1/1/16	88	123	4,938	—	—	—	5,149	—
Creek Plantation Village (LIBOR + 2.65%)	50.50%	(2)	2.80%	1/1/16	51	71	2,867	—	—	—	2,989	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50%	(2)	3.00%	1/1/16	44	62	2,935	—	—	—	3,041	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50%	(2)	3.00%	1/1/16	40	56	2,648	—	—	—	2,744	1,388
Emory Point II (LIBOR + 1.85%, $46mm facility)	75.00%		2.00%	10/9/16	—	—	1	—	—	—	1	1
Total Floating Rate Debt					43,539	312	13,389	—	—	—	57,240	7,259

Fixed Rate Debt
Gateway Village (7)	50.00%		6.41%	12/1/16	6,380	8,997	8,768	—	—	—	24,145	—
Terminus 100	50.00%		5.25%	1/1/23	868	1,212	1,277	1,346	1,418	60,568	66,689	—
Terminus 200	50.00%		3.79%	1/1/23	—	—	559	770	800	38,871	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.00%		3.50%	6/1/23	—	357	732	758	785	34,868	37,500	—
Total Fixed Rate Debt					7,248	10,566	11,336	2,874	3,003	134,307	169,334	—

TOTAL UNCONSOLIDATED DEBT					$50,787	$10,878	$24,725	$2,874	$3,003	$134,307	$226,574	$7,259

TOTAL DEBT					$71,085	$19,703	$48,692	$139,501	$107,109	$427,926	$814,016	$10,755

TOTAL MATURITIES (8)					$57,301	$—	$27,414	$127,508	$96,682	$399,803	$708,708
% OF MATURITIES					8%	—%	4%	18%	14%	56%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$71,225	9%	2.07%	0.8
Fixed Rate Debt	742,791	91%	4.71%	6.2
Total Debt	$814,016	100%	4.48%	5.7

(1) Non-recourse loans are subject to customary carve-outs.
(2) The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(3) This loan may be extended for two additional one-year terms, provided certain conditions are met.
(4) Total borrowing capacity of the Credit Facility at March 31, 2014 was $350 million. The spread over LIBOR at March 31, 2014 was 1.50%.
(5) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(6) This loan may be extended for four additional one-year terms, provided certain conditions are met.
(7) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(8) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
JOINT VENTURE INFORMATION
As of March 31, 2014

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives $66.8 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flows.	Recognize 50% of net income from venture.
CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.	All proceeds until a 16% leveraged IRR. Then, partner receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.	Recognize net income equal to 16% of investment.
Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
EP I LLC	Emory Point (Phase I)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
EP II LLC	Emory Point (Phase II)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Consolidated Joint Ventures
Cousins/Callaway LLC	Land	The first $2.0 million of cash flows; 77% of the next $17.7 million of cash flows; 50% of remaining cash flows until a IRR of 20%; 40% of remaining cash flows until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.
Mahan Village LLC	Mahan Village	Preferred return of 9%, 87% of remaining cash flows after partner receives 9% return.	All proceeds until a 16% leveraged IRR. Then 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	13,181	2,865	1,524	2,642	5,108	12,139	2,745
SECOND GENERATION BUILDING IMPROVEMENTS	1,271	79	1,589	200	1,946	3,814	550
	14,453	2,944	3,113	2,842	7,054	15,954	3,295
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	605	88	239	133	—	460	—
TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	15,058	3,032	3,352	2,976	7,054	16,414	3,295

NET OPERATING INCOME:

OFFICE CONSOLIDATED PROPERTIES	63,555	17,526	18,841	25,175	41,083	102,625	42,225
RETAIL CONSOLIDATED PROPERTIES	320	389	390	364	151	1,294	402
NET OPERATING INCOME - CONSOLIDATED	63,875	17,915	19,231	25,539	41,234	103,919	42,627

RENTAL PROPERTY REVENUES	114,208	33,123	37,099	47,575	76,620	194,420	77,484
RENTAL PROPERTY OPERATING EXPENSES	(50,329)	(15,208)	(17,868)	(22,036)	(35,386)	(90,498)	(34,857)
NET OPERATING INCOME - CONSOLIDATED	63,879	17,915	19,231	25,539	41,234	103,919	42,627

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	33,918	3,000	2,940	2,870	1,742	10,552	1,356
RENTAL PROPERTY OPERATING EXPENSES	(10,935)	(1,194)	(1,182)	(1,118)	(668)	(4,162)	(464)
NET OPERATING INCOME	22,983	1,806	1,758	1,752	1,074	6,390	892

TERMINATION FEES	3,512	—	—	—	—	—	—
INTEREST AND OTHER INCOME (EXPENSE)	(3)	4	(1)	12	—	15	1
FFO FROM DISCONTINUED OPERATING PROPERTIES	26,492	1,810	1,757	1,764	1,074	6,405	893

THIRD PARTY MANAGEMENT AND LEASING REVENUES	16,365	74	2	—	—	76	—
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(13,675)	(53)	(27)	(14)	(3)	(97)	—
FFO FROM THIRD PARTY MANAGEMENT AND LEASING	2,690	21	(25)	(14)	(3)	(21)	—

FFO FROM DISCONTINUED OPERATIONS	29,182	1,831	1,732	1,750	1,071	6,384	893

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(13,479)	(1,053)	(1,046)	(492)	(494)	(3,085)	—
IMPAIRMENT LOSSES	(13,791)	—	—	—	—	—	—

INCOME FROM DISCONTINUED OPERATIONS	1,912	778	686	1,258	577	3,299	893

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	2,616	460	283	155	70	968	—
OUTPARCEL SALES	—	503	150	—	—	653	—
TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	2,616	963	433	155	70	1,621	—

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,421	460	283	147	65	955	—
OUTPARCEL COST OF SALES	—	503	150	—	—	653	—
TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	1,421	963	433	147	65	1,608	—

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	3,720	243	276	602	24	1,145	160
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES - CONSOLIDATED	4,915	243	276	610	29	1,158	160

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,195	—	—	8	5	13	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,720	243	276	602	24	1,145	160
TOTAL CONSOLIDATED SALES LESS COST OF SALES	4,915	243	276	610	29	1,158	160

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES - CONSOLIDATED:
OTHER SALES	694	340	—	—	—	340	—
OTHER COST OF SALES	(413)	(182)	—	—	37	(145)	—
OTHER SALES LESS COST OF SALES - CONSOLIDATED	281	158	—	—	37	195	—

UNCONSOLIDATED:
OTHER SALES - UNCONSOLIDATED:
OTHER SALES	—	—	—	—	—	—	—
OTHER COST OF SALES	—	—	—	—	—	—	—
OTHER, NET	28	10	(8)	(6)	—	(4)	—
OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	28	10	(8)	(6)	—	(4)	—
TOTAL OTHER SALES FFO	309	168	(8)	(6)	37	191	—

UNCONSOLIDATED:
RESIDENTIAL LOT AND TRACT SALES - UNCONSOLIDATED:
RESIDENTIAL LOT SALES	—	—	—	—	—	—	—
OUTPARCEL SALES	—	—	—	475	—	475	—
TRACT SALES	176	—	—	90	—	90	57
TOTAL RESIDENTIAL LOT AND TRACT SALES	176	—	—	565	—	565	57

RESIDENTIAL LOT AND TRACT COST OF SALES - UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	—	—	—	—	—	—	—
OUTPARCEL COST OF SALES	—	—	—	360	—	360	—
TRACT COST OF SALES	176	—	—	90	—	90	57
TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	176	—	—	450	—	450	57
RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES -UNCONSOLIDATED	—	—	—	115	—	115	—

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st

SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	—	—	—	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	115	—	115	—
TRACT SALES LESS COST OF SALES	—	—	—	—	—	—	—
RESIDENTIAL LOT AND TRACT SALES LESS COST OF
SALES - SHARE OF UNCONSOLIDATED	—	—	—	115	—	115	—
TOTAL RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES	4,915	243	276	725	29	1,273	160

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,755	3,373	4,206	4,289	4,327	16,195	4,493
RETAIL PROPERTIES	10,719	3,031	3,000	2,392	849	9,272	888
OTHER PROPERTIES	122	43	376	861	1,020	2,300	1,118
NET OPERATING INCOME	23,596	6,447	7,582	7,542	6,196	27,767	6,499
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	—	—	—	115	—	115	—
OTHER SALES LESS COST OF SALES	28	10	(8)	(6)	—	(4)	—
TERMINATION FEES	62	19	—	—	—	19	—
INTEREST EXPENSE	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)	(1,845)
OTHER EXPENSE	(639)	112	82	187	132	513	28
IMPAIRMENT LOSSES	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(15)	(22)	(24)	(27)	39	(34)	(11)
FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	18,811	4,856	5,300	5,736	4,521	20,413	4,671
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	30,662	—	—	60,421	(77)	60,344	(387)
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,215)	(3,204)	(4,167)	(3,079)	(2,985)	(13,435)	(2,998)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	39,258	1,652	1,133	63,078	1,459	67,322	1,286

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	8.35	10.69	10.10	10.29	10.30	10.30	11.47
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	104,090	104,127	120,688	189,660	189,666	189,666	198,423
COMMON STOCK CAPITALIZATION	869,152	1,113,118	1,218,949	1,951,601	1,953,560	1,953,560	2,275,912

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	—	—	—	—	—
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	94,775	94,775	94,775	94,775	94,775

DEBT	425,410	344,832	340,374	642,834	630,094	630,094	587,442
SHARE OF UNCONSOLIDATED DEBT	170,480	266,069	281,960	230,280	228,489	228,489	226,574
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016

TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
LEVERAGE RATIOS
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016
TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703
DEBT (2) / TOTAL MARKET CAPITALIZATION	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%	25.6%

TOTAL ASSETS-CONSOLIDATED	1,124,242	1,096,444	1,200,788	2,263,766	2,273,206	2,273,206	2,294,011
ACCUMULATED DEPRECIATION-CONSOLIDATED	258,258	221,429	245,608	238,297	257,151	257,151	270,753
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	403,141	575,323	562,475	432,750	441,928	441,928	446,890
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(97,868)	(128,541)	(127,948)	(98,183)	(107,082)	(107,082)	(107,106)
TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,548
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016
UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,548
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%	28.0%

DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	94,775	94,775	94,775	94,775	94,775
DEBT (2) + PREFERRED	765,492	780,503	717,109	967,889	953,358	953,358	908,791
TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703
DEBT (2) + PREFERRED / TOTAL MARKET CAPITALIZATION	46.8%	41.2%	37.0%	33.2%	32.8%	32.8%	28.5%

DEBT (2) + PREFERRED	765,492	780,503	717,109	967,889	953,358	953,358	908,791
TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,548
DEBT (2) + PREFERRED / TOTAL UNDEPRECIATED ASSETS (2)	45.4%	44.2%	38.1%	34.1%	33.3%	33.3%	31.3%

EBITDA (2)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,090	205	213	219	150	787	196
INCOME TAX PROVISION (BENEFIT)	90	1	1	1	(26)	(23)	(12)
IMPAIRMENT LOSSES	488	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22
PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	12,907	3,227	5,883	1,777	1,777	12,664	1,777
EBITDA (2)	99,284	21,774	27,161	28,775	45,432	123,142	47,170

COVERAGE RATIOS (2)
EBITDA	99,284	21,774	27,161	28,775	45,432	123,142	47,170
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012
INTEREST COVERAGE RATIO (2)	3.53	3.28	4.13	3.98	4.92	4.15	5.23

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012
SCHEDULED PRINCIPAL PAYMENTS	7,769	1,855	1,728	1,528	1,922	7,032	2,445
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	1,777	1,777	10,008	1,777
FIXED CHARGES	48,830	11,727	11,528	10,529	12,929	46,712	13,234
EBITDA	99,284	21,774	27,161	28,775	45,432	123,142	47,170
FIXED CHARGES COVERAGE RATIO (2)	2.03	1.86	2.36	2.73	3.51	2.64	3.56

DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016
ANNUALIZED EBITDA (3)	99,324	87,096	108,644	115,100	181,728	181,728	188,680
DEBT (2) / ANNUALIZED EBITDA (3)	6.00	7.01	5.73	7.59	4.72	4.72	4.31

DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH COMMON DIVIDENDS	18,748	4,689	5,431	8,536	8,536	27,192	14,232
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182
FFO PAYOUT RATIO	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%	39.3%

FFO BEFORE CERTAIN CHARGES
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	2,656	—	—	2,656	—
IMPAIRMENT LOSSES (2)	488	—	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	(1,185)	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—
SEPARATION CHARGES	1,985	—	—	520	—	520	84
FFO BEFORE CERTAIN CHARGES	57,843	11,696	17,147	20,074	34,301	83,218	36,281
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%	39.2%

FAD (2)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182
FAS 13	(8,319)	(2,346)	(2,204)	(3,244)	(5,032)	(12,826)	(7,648)
ABOVE AND BELOW MARKET RENTS	493	(185)	(586)	(994)	(2,020)	(3,785)	(1,952)
SECOND GENERATION CAPEX	(15,058)	(3,032)	(3,352)	(2,976)	(7,054)	(16,414)	(3,295)
FAD (2)	43,608	5,897	8,016	10,012	20,183	44,109	23,286
COMMON DIVIDENDS	18,748	4,689	5,431	8,536	8,536	27,192	14,232
FAD PAYOUT RATIO (2)	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%	61.1%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st
FAD BEFORE CERTAIN CHARGES
FAD (2)	43,608	5,897	8,016	10,012	20,183	44,109	23,286
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	2,656	—	—	2,656	—
IMPAIRMENT LOSSES (2)	488	—	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	(1,185)	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—
SEPARATION CHARGES	1,984	—	—	520	—	520	84
FAD BEFORE CERTAIN CHARGES	34,958	6,132	11,005	12,860	20,195	50,193	23,385
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%	60.9%

OPERATIONS RATIOS
REVENUES	136,846	38,262	42,521	50,434	79,520	210,741	81,723
REVENUES FROM DISCONTINUED OPERATIONS	53,839	3,082	2,951	2,888	1,750	10,668	1,363
REVENUES INCLUDING DISCONTINUED OPERATIONS	190,685	41,344	45,472	53,322	81,270	221,409	83,086

GENERAL AND ADMINISTRATIVE EXPENSES	23,208	6,069	4,552	6,635	4,684	21,940	5,611
REVENUES INCLUDING DISCONTINUED OPERATIONS	190,685	41,344	45,472	53,322	81,270	221,409	83,086
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%	6.8%

TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,548
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%	0.8%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	Three Months Ended
	March 31, 2014	March 31, 2013	December 31, 2013
Consolidated Property Net Operating Income
Same Property	$15,247	$14,917	$14,711
Non-Same Property	34,771	11,253	33,795
	$50,018	$26,170	$48,506

Less: Non-Cash Items
Straight-line rent	$7,648	$2,611	$5,032
Other	1,583	(108)	1,679
	9,231	2,503	6,711

Cash Basis Property Net Operating Income
Same Property	14,650	13,300	13,551
Non-Same Property	26,137	10,367	28,244
	$40,787	$23,667	$41,795

Net Operating Income (4)
Operating Properties	$42,627	$17,917	$41,234
Discontinued Operations	892	1,806	1,076
Share of Unconsolidated Joint Ventures	6,499	6,447	6,196
	$50,018	$26,170	$48,506

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures.
(3) Annualized represents quarter amount annualized.
(4) See reconciliation above within previous pages of the Calculations and Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.